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                                  SECURITY AGREEMENT


         The undersigned Debtor agree with Case Credit Corporation ("Secured Party"), with its principal offices located at 233 Lake Avenue, Racine, Wisconsin 53404, as follows:


1. SECURITY INTEREST

         To secure payment of the Obligations defined below, Debtor grants Secured Party a security interest in all of the property described below in which Debtor has or acquires an interest, wherever located, whether now owned or hereafter acquired, and all additions and accessions to and all proceeds, products and profits of any of it ("Collateral"):

              (a) All equipment, fixtures, inventory (including, without limitation, all goods held for sale, lease or demonstration or to be furnished under contracts of service, goods leased to others, trade-ins and repossessions and materials or supplies used or consumed in Debtor's business) and all documents relating to the same, which have been or shall be acquired by Debtor under that certain Asset Purchase Agreement dated January 17, 1997, by and among Sahlberg Equipment, Inc., John and Robert Sahlberg, R&J Partners and Debtor, including, without limitation, those items described on Exhibit A attached hereto (collectively, the "Purchased Assets"); and

              (b) Those accounts receivable of Debtor arising in whole or in part from the sale or performance of services by Debtor, including, without limitation, the portion of such accounts receivable, if any, attributable to the sale of parts (the "Service Accounts").

         The term "Obligations" is used herein in its most comprehensive sense and includes (without limitation) any and all present and future debts, obligations and liabilities of Debtor to Secured Party pursuant to that certain Loan Agreement dated January 17, 1997 between Debtor and Secured Party (the "Loan Agreement"), including, without limitation, all debts,

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obligations and liabilities of Debtor under the Notes (as such term is defined in the Loan Agreement), and any and all other debts, obligations, and liabilities of Debtor to Secured Party, heretofore, now or hereafter made, incurred, or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether any Debtor is liable individually or jointly with others, whether for principal, interest or other debts, obligations or liabilities, and whether or not any or all such debts, obligations and liabilities are or become barred by any statute of limitations or otherwise unenforceable, including, without limitation, all obligations of Debtor under this Agreement, letters of credit and bankers' acceptances, and interest rate swap, cap, floor, collar, option and other derivative transactions.

                                2. DEBTOR'S WARRANTIES

         Debtor warrants that while any of the Obligations are unpaid:

         (a) OWNERSHIP. Debtor is the owner of the Collateral free of all encumbrances and security interests except Secured Party's security interest and Permitted Liens, as defined in the Loan Agreement. Chattel paper constituting Collateral evidences a perfected security interest in the goods covered by it, free from all other encumbrances and security interests.

         (b) OTHER FINANCING. Unless waived by Secured Party in writing, no financing statement (other than Secured Party's) is on file covering the Collateral or its products or proceeds.

         (c) DOCUMENTS. If inventory constituting Collateral is represented or covered by documents of title, Debtor is the owner of such documents, free of all encumbrances and security interests other than Secured Party's security interest.

         (d) CONDITION. The inventory constituting Collateral is in good condition and, in the case of those goods held for sale constituting Collateral (other than trade-ins or repossessed goods), is new and unused except as Secured Party may otherwise consent in writing.


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         (e)  SALE OF GOODS OR SERVICES RENDERED.  Each account constituting
Collateral arose from the performance of services by Debtor or from a bona fide sale of parts, which have been delivered or shipped to the account debtor and for which Debtor has genuine invoices, shipping documents or receipts.

         (f) ENFORCEABILITY. Each account constituting Collateral is genuine and (except as disclosed to Secured Party in writing) enforceable against the account debtor according to its terms. It and the transaction out of which it arose comply with all applicable laws and regulations. The amount represented by Debtor to Secured Party as owing by each account debtor is the amount actually owing and is not subject to setoff, credit, allowance or adjustment, except discount for prompt payment, nor (except as disclosed to Secured Party in writing) has any account debtor returned the goods or disputed its liability. There has been no default as of the date of this Agreement according to the terms of any Collateral and no step has been taken to foreclose the security interest it evidences or otherwise enforce its payment. As of the date of this Agreement Debtor has no notice or knowledge of anything which might impair the credit standing of any account debtor.

         (g) AUTHORITY TO CONTRACT. The execution and delivery of this Agreement and any instruments evidencing Obligations will not violate or constitute a breach of Debtor's articles of incorporation or bylaws or any agreement or restriction to which Debtor is a party or is subject.

         (h) ACCURACY OF INFORMATION. All information, certificates or statements given to Secured Party pursuant to this Agreement shall be true and complete when given.

         (i) FIXTURES. If any of the Collateral is to be attached to real estate, the legal description of such real estate and the name of the record owner are annexed hereto as Schedule 1.

         (j) NAMES AND ADDRESSES. The name appearing below is the correct name of Debtor, and Debtor does not do business under any other name. Debtor shall immediately advise Secured Party of a change of name, identity, or corporate structure. The address appearing below Debtor's signature is Debtor's chief executive


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office.  The address where the Collateral will be kept, if different from that appearing below Debtor's signature, is set forth in Schedule 1. No location shall be changed without the prior written consent of Secured Party, but the parties intend that the Collateral, wherever located, is covered by this Agreement.

         (k) FAIR LABOR STANDARDS ACT. All inventory constituting Collateral has been and will be produced in compliance with all applicable requirements of Sections 6, 7 and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor issued under
Section 14 thereof.

         (l) ENVIRONMENTAL LAWS. (i) No substances or materials have been, are or will be stored, deposited, treated, recycled or disposed of on, under or at any real estate now or at any time owned or occupied by Debtor ("Property") which substances or materials, if known to be present on, at or under the Property, would require cleanup, removal or some other remedial action under any federal, state or local laws, regulations, ordinances, codes or rules relating to the discharge of air pollutants, water pollutants, or process wastewater or otherwise relating to hazardous or toxic substances or materials ("Environmental Laws"), (ii) there are no conditions existing currently or likely to exist during the term of this Agreement which would subject Debtor to damages, penalties, injunctive relief or cleanup costs under Environmental Laws, and
(iii) Debtor is not subject to any judgment, decree, order or citation relating to or arising out of Environmental Laws.

                               3. SALE AND COLLECTIONS

         (a) PROCEEDS OF COLLATERAL. So long as no default exists under any of the Obligations or this Agreement, and subject to the terms and conditions of the Loan Agreement and the Notes, Debtor may, (1) sell inventory constituting Collateral in the ordinary course of Debtor's business for cash or on terms approved by Secured Party, at prices not less than the minimum sale price shown on instruments evidencing Obligations and describing inventory, (2) lease inventory constituting Collateral in the ordinary course of business for lease terms of less than six months, or (3) with the prior written consent of Secured


                                         -4-


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Party, for leases not covered by clause (2) above, lease inventory constituting
Collateral on terms approved by Secured Party. Unless otherwise agreed by Secured Party, all proceeds of Collateral received by Debtor shall be held by Debtor upon an express trust for Secured Party, shall not be commingled with any other funds or property of Debtor, and shall be turned over to Secured Party not later than the business day following the day of their receipt. All proceeds received by Secured Party shall be applied against the Obligations in such order and at such times as Secured Party shall determine.

         (b) VERIFICATION AND NOTIFICATION. Secured Party may verify accounts constituting Collateral in any manner, and Debtor shall assist Secured Party in so doing. Secured Party may at any time and Debtor shall, upon request of Secured Party, notify the account debtors with respect to accounts constituting Collateral to make payment directly to Secured Party and Secured Party may enforce collection of, settle, compromise, extend or renew the indebtedness of such account debtors. Until account debtors are otherwise notified, Debtor, as agent of Secured Party, shall make collections on the Collateral. Secured Party may at any time notify the bailee of any inventory constituting Collateral of its security interest.

                                4. DEBTOR'S COVENANTS

         Debtor agrees:

         (a)  MAINTENANCE OF COLLATERAL.  Debtor shall:  maintain the
Collateral in good condition and repair and not permit its value to be impaired; keep it free from all liens, encumbrances and security interests (other than Secured Party's security interest); defend it against all claims and legal proceedings by persons other than Secured Party; pay and discharge when due all taxes, license fees, levies and other charges upon it; not sell, lease or otherwise dispose of it or permit it to become a fixture or an accession to other goods, except for sales or leases of inventory authorized as provided in this Agreement; not permit it to be used in violation of any applicable law, regulation or policy of insurance; and, as to Collateral consisting of chattel paper, preserve rights in it against prior parties. Loss of or damage to the Collateral shall not release Debtor from any of the Obligations.


                                         -5-


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         (b)  INSURANCE.  Unless otherwise agreed in writing by Secured Party,
Debtor shall keep the Collateral and Secured Party's interest in it insured under policies with such provisions, for such amounts and by such insurers as shall be satisfactory to Secured Party from time to time, and shall furnish evidence of such insurance satisfactory to Secured Party. Debtor assigns (and directs any insurer to pay) to Secured Party the proceeds of all such insurance and any premium refund, and authorizes Secured Party to endorse in the name of Debtor any instrument for such proceeds or refunds and, at the option of Secured Party, to apply such proceeds and refunds to any unpaid balance of the Obligations whether or not due, and/or to restoration of the Collateral, returning any excess to Debtor. Secured Party is authorized, in the name of Debtor or otherwise, to make, adjust, settle claims under and/or cancel any insurance on the Collateral.

         (c) MAINTENANCE OF SECURITY INTEREST. Debtor shall pay all expenses and, upon request, take any action reasonably deemed advisable by Secured Party to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce Secured Party's interest in it or rights under this Agreement. A carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

         (d) COLLATERAL RECORDS AND STATEMENTS. Debtor shall keep accurate and complete records respecting the Collateral in such form as Secured Party may approve. At such times as Secured Party may require, Debtor shall furnish to Secured Party a statement certified by Debtor and in such form and containing such information as may be prescribed by Secured Party, showing the current status and value of the Collateral. Debtor shall furnish to Secured Party financial statements at least annually and such other financial information respecting Debtor at such times and in such form as Secured Party may request.

         (e) INSPECTION OF COLLATERAL. At reasonable times, Secured Party may examine the Collateral and Debtor's records pertaining to it, wherever located, and make copies of records. Debtor shall assist Secured Party in so doing.


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         (f)  CHATTEL PAPER.  Chattel Paper constituting collateral shall be on forms approved by Secured Party. Debtor shall promptly mark all such chattel paper, and all copies, to indicate conspicuously the Secured Party's interest and, upon request, deliver them to Secured Party.

         (g) MODIFICATIONS. Without the prior written consent of Secured Party, Debtor shall not alter, modify, extend, renew or cancel any Collateral.

         (h) RETURNS AND REPOSSESSIONS. Debtor shall promptly notify Secured Party of the return to or repossession by Debtor of goods underlying any Collateral and Debtor shall hold and dispose of them only as Secured Party directs.

         (i) UNITED STATES CONTRACTS. If any accounts constituting Collateral arise out of contracts with the United States or any of its departments, agencies or instrumentalities, Debtor will notify Secured Party and execute writings required by Secured Party in order that all money due or to become due under such contracts shall be assigned to Secured Party and proper notice of the assignment given under the Federal Assignment of Claims Act.

         (j) TAXES AND OTHER CHARGES. Debtor shall pay and discharge all lawful taxes, assessments and governmental charges upon Debtor or against its properties prior to the date on which penalties attach, unless and to the extent only that such taxes, assessments and charges are contested in good faith and by appropriate proceedings by Debtor.

                              5. RIGHTS OF SECURED PARTY

         (a) AUTHORITY TO PERFORM FOR DEBTOR. If Debtor fails to act as required by this Agreement or the Obligations, Secured Party is authorized, in Debtor's name or otherwise, to take any such action including, without limitation, signing Debtor's name or paying any amount so required, and the cost shall be one of the Obligations secured hereby and shall be payable by Debtor upon demand with interest from the date of payment by Secured Party at the highest rate then payable on the Obligations.


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         (b)  POWER OF ATTORNEY.  Debtor irrevocably appoints any officer of
Secured Party as Debtor's attorney, with power (exercisable at any time after default) to receive, open and dispose of all mail addressed to Debtor; to notify the Post Office authorities to change the address for delivery of all mail addressed to Debtor to such address as Secured Party may designate; and to endorse the name of Debtor upon any instruments which may come into Secured Party's possession.

         The power of attorney created by this Section 5(b) may be revoked by Debtor only by written notice to Secured Party and no such revocation shall affect any instruments executed or actions taken prior to the receipt by Secured Party of such notice. All acts of such attorney are ratified and approved. He is not liable for any act or omission or for any error of judgment or mistake of fact or law taken without willful misconduct.

         (c) NONLIABILITY OF SECURED PARTY. Secured Party has no duty to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties. Debtor releases Secured Party from any liability for any act or omission relating to the Obligations, the Collateral or this Agreement, except Secured Party's willful misconduct.

                                      6. DEFAULT

         Upon the occurrence of any Event of Default, as defined in Section 6.1 of the Loan Agreement, or any other default under any instrument, document or agreement evidencing or governing any of the Obligations, all of the Obligations shall, at the option of Secured Party and without notice or demand, become immediately payable; and Secured Party shall have all rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and the Obligations. With respect to such rights and remedies,

         (a) REPOSSESSION. Secured Party may enter into premises where any Collateral may be located, and may take possession of Collateral, all without notice or hearing.

         (b) ASSEMBLING COLLATERAL. Secured Party may require Debtor to assemble the Collateral and to make it available to


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Secured Party at any convenient place designated by Secured Party.  It is agreed that Secured Party will not have an adequate remedy at law if this obligation is breached, and accordingly that Debtor's obligation to assemble Collateral shall be specifically enforceable.

         (c) NOTICE OF DISPOSITION. Written notice, when required by law, sent to any address of Debtor in this Agreement at least 10 calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

         (d) DISPOSITION. Secured Party may sell Collateral on credit (and reduce the Obligations only when payment is actually received from the buyer) at wholesale and with or without an agent or broker; and Secured Party may but need not complete, process or repair any Collateral prior to disposition.

         (e) EXPENSES AND APPLICATION OF PROCEEDS. Debtor shall reimburse Secured Party for any expense incurred by Secured Party in protecting or enforcing its rights under this Agreement before and after judgment including, without limitation, reasonable attorneys' fees and legal expenses and all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral. After deduction of such expenses, Secured Party may apply the proceeds of disposition to the other Obligations in such order and amounts as it elects.

         (f) WAIVER. Secured Party may permit Debtor to remedy any default without waiving the default so remedied, and Secured Party may waive any default without waiving any other subsequent or prior default by Debtor.

                                   7. PERSONS BOUND

         This Agreement benefits Secured Party, its successors and assigns, including every holder or owner of any of the Obligations, and binds Debtor and its successors and assigns.

                                  8. INTERPRETATION

         The validity, construction and enforcement of this Agreement are determined and governed by the internal laws of


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State of Wisconsin.  All terms not otherwise defined have the meanings assigned to them by Articles I and IX of the Uniform Commercial Code. Invalidity of any provision of this Agreement shall not affect the validity of any other provision. This Agreement supplements, and does not supersede or replace, any previous security agreement between Debtor and Secured Party. In the event of inconsistency, this Agreement shall control.

                              9. CONSENT TO JURISDICTION

         DEBTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN MILWAUKEE COUNTY, WISCONSIN, AND WAIVES ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, ANY COLLATERAL, OR ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. DEBTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE BY MAIL OR BY MESSENGER DIRECTED TO THE ADDRESS SPECIFIED BELOW. Nothing herein shall affect the Secured Party's right to serve process in any manner permitted by law, or limit the Secured Party's right to bring proceedings against Debtor or its property or assets in the competent courts of any other jurisdiction or jurisdictions.

                               10. WAIVER OF JURY TRIAL

         DEBTOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY COLLATERAL, OR ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. DEBTOR REPRESENTS THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

                             11.  LIMITATION OF LIABILITY

         DEBTOR HEREBY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO CLAIM OR RECOVER FROM THE SECURED PARTY ANY CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES.


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         Signed on this         day of January, 1997.
                        -------

                             DEBTOR:

                                                WESTERN POWER & EQUIPMENT CORP.



                                             By:
                                                 ------------------------------
                                                  Title:
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                                             By:
                                                 ------------------------------
                                                  Title:
                                                         ----------------------

                                             Address:
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                                                      -------------------------


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                                      SCHEDULE 1



                       Addresses where collateral will be kept: